Exhibit 99.1

Leslie J. Browne President & CEO UBS Global Life Sciences Conference September 28th, 2006Discovering excellence, driving clinical successTM

Forward-Looking Statements This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about Pharmacopeia’s milestone goals, the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop its DARA program and file an IND with respect to the program, Pharmacopeia’s ability to successfully perform under its new collaborations with Cephalon and GlaxoSmithKline, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Value Drivers - Balanced Risk

Pharmacopeia

- **Biopharmaceutical company**
  - Focused on cardiovascular and immunological diseases
  - Strong, sustainable pipeline
- **Leader in developing DARA**
  - Dual acting angiotensin and endothelin receptor antagonists for kidney diseases
  - First-in-class DARA on track to file IND in 1Q-07
- **Deep partnered pipeline of potential blockbusters**
  - 11 partnered compounds in development
  - p38 kinase inhibitor and CXCR2 antagonist both approaching Ph II
- **Discovery and development partnerships with industry leaders**
  - GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon

Selected Indications Partner Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development Former business Lead Discovery Lead Optimization Preclinical Development Phase 1 Phase 2 Phase 3 Partner Business Strategy – More Ownership Pharmacopeia Today DARA

Balancing Risk to Build Value 8 Million Compound Library Largest in the Industry Integrated HTS Medicinal Chemistry Pharmacology Development GSK Cephalon Organon Schering-Plough Bristol-Myers Squibb Unique Discovery Platform Strategic Partnerships Intellectual Property High Value Portfolio Pharmacopeia Value Drivers 5 Compounds in the Clinic 7 Compounds in Preclinical Development Programs in Late Stage Optimization DARA JAK3 CCR1 A2A v3 Monetizable Assets

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Internal Programs

Pharmacopeia

Robust Growing Internal Pipeline

	Program	Worldwide Rights	Lead Generation	Preclinical: Optimization	Preclinical: Development	IND Filing
PS433540	Cardiovascular DARA	Pharmacopeia	→	→	→	
PS608504	Transplantation JAK3	Pharmacopeia	→	→		
PS375179	Rheumatoid/MS CCR1	Pharmacopeia	→	→		
PS246518	Parkinsons AdenosineA_{2A}	Pharmacopeia	→	→		
PS388023	Angiogenesis $\alpha_v\beta_3/\alpha_v\beta_5$	Pharmacopeia	→	→		

- DARA in preclinical development approaching IND
- Optimization focused on JAK3, CCR1 and A_{2A}

DARA – First-in-class

Pharmacopeia

Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

- Combines the properties of two marketed cardiovascular product classes in a single molecule
- Selectively blocks Angiotensin (AT1) and Endothelin (ETA)
- Strong preclinical and clinical data
- Potential in resistant hypertensions and chronic renal disease
- In advanced pre-clinical development – approaching IND
- Patent protection at least to 2019

ET_1 and A II – Integrated Systems

Pharmacopeia

- Angiotensin II and Endothelin – potent mitogens
  - Vasoconstriction
  - Tissue proliferation/fibrosis
  - Inflammation

- Preclinical Results - Hypertension and Heart Failure
  - PS433540 (BMS-456567) potent antihypertensive in predictive rat hypertension models (SHR and DOCA)



ET-1
A II
ET-1
A II
ET-1
A II

PS433540 – Antihypertensive Activity

Pharmacopeia

Effect of Irbesartan and PS433540 on Mean Arterial BP in Telemeterized Spontaneously Hypertensive Rats (SHR)



10 μmol/kg
days 15 - 21
30 μmol/kg
days 22 - 28
100 μmol/kg
days 29 - 35
Mean arterial pressure mm Hg
220
200
180
160
140
120
100
80
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Days of dosing drug p.o.
Vehicle
Irbesartan
PS433540

PS433540 reduces blood pressure more than irbesartan at 30 and 100 μmol/kg

ET_1 and A II – Integrated Systems

Pharmacopeia


A II
ET-1
A II
ET-1
ET-1
A II

- Angiotensin II and Endothelin – potent mitogens
  - Vasoconstriction
  - Tissue proliferation/fibrosis
  - Inflammation
- Clinical Results – Diabetic nephropathy
  - Improved renal hemodynamics
  - Marked decrease in urinary albumin excretion rate and proteinuria in Phase II studies

Chronic Kidney Disease – Medical need Progressive disease leading to dialysis and transplant Underlying disease causes Diabetes Hypertension Obesity Glomerulonephritis Cystic kidney–most common causes of end-stage renal disease 20 million in US suffer from chronic kidney disease 5% of US population suffers from diabetic nephropathy $17B potential addressable market in 2010

Chronic Kidney Disease – Current Rx

Pharmacopeia

- **Angiotensin Receptor Blockers Approved**
  - **Avapro® (irbesartan) and Cozaar® (losartan)**
- **ACE Inhihitors recommended**
  - **Usage in patients**
    - Elevated serum creatinine
    - Proteinuria (>300 mg/day) in patients with hypertension
    - Reduces the progression of nephropathy

- **Compounds Under Clinical Investigation**

Speedel	SP301 ET_A antagonist	Diabetic Nephropathy	Ph III
Keryx	Sulodexide™ glycosaminoglycan components	Diabetic Nephropathy	Ph III
Exelixis	XL784 Adam-10 Inh	Diabetic Kidney Disease	Ph II

Current Status ARBs approved for diabetic nephropathy Benefit demonstrated for investigational ET blocker in combination with ARB in Phase II trials Opportunity for DARA To file IND by 1Q-07 To evaluate antihypertensive activity in Phase Ib To demonstrate dual activity in humans (ET and ARB) in Ph I To offer potential superior safety and compliance in a single pill Potential for DARA in Chronic Renal Disease Demonstrated antihypertensive effect of DARA in Ph I would confirm potential in chronic renal disease

DARA Development Summary Complete data and material transfer from BMS 2Q-06 Synthesis of 2 Kg GMP of active ingredient (API) 3Q-06 Pre-IND meeting with FDA 3Q-06 File IND 1Q-07 ‘First in man’ dosing 1Q-07 Initiate Phase Ib hypertension study End-07 Initiate Ph II 2H-08

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Proven Track Record of Success

Pharmacopeia

	Program	Worldwide Rights	Lead Generation	Preclinical		Clinical Phase			NDA Filed
				Optimization	Development	I	II	III	
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb							
PS291822	COPD CXCR2	Schering-Plough							
PS460644	Asthma/Allergy VLA-4	Daiichi							
PS095760	Oncology	Schering-Plough							
PS778629	CNS	Organon							
PS241541	Oncology	Schering-Plough							
PS873266	Inflammation	Celgene							
PS386113	Inflammation	Schering-Plough							
PS948115	Respiratory	Schering-Plough							
PS522501	Metabolic Disease	Schering-Plough							
PS388023	Ocular $\alpha v\beta 3/\alpha v\beta 5$	Allergan							

Significant milestone (~$100MM total)
and royalty interests without further Pharmacopeia investment

Clinical Pipeline AdvancingPartnered clinical programs approaching Phase II p38 kinase inhibitors for RA with Bristol-Myers Squibb Well tolerated in multiple Phase I trials Currently in Ra patients receiving methotrexate Back up compound entered Phase I study December, 2005 CXCR2 antagonist for COPD with Schering-Plough Active against biomarker at 50 mg in normals Two other Phase I programs advancing VLA-4 antagonist for allergic asthma with Daiichi Enzyme inhibitor for oncology with Schering-Plough

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Strategic Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway Pharmacopeia prosecutes Phase I and Phase II Non-dilutive tranched financing - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure Compare to ~5% royalty and $8 -12MM in milestones for current partnered programs

Pharmacopeia Strengths Strong sustainable pipeline Partnered development programs Strong strategic partnerships Financials

Financial Summary For the 6 Months Ended June 30, 2006 $7.4 million in net revenue $14.9 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $30.4 million as of December 31st, 2005 $40.1 million as of June 30, 2006 Received $20 million of funding from new collaborations in Q2

Milestones from January 2006 Within 12-months Two internal candidates in pre-clinical development One or more partnered programs in clinical Phase II Strategic partnership with significant retained rights Core clinical-regulatory capability added Year end cash and short term investments of $30-35MM Within 18-months IND for internal candidate filed – now planned for 1Q-07

Pharmacopeia Transformed

Pharmacopeia

- **DARA approaching IND**
  - First-in-class treatment in large markets – IND 1Q-07
- **Partnered clinical programs approaching Phase II**
  - p38 kinase inhibitor for RA with Bristol-Myers Squibb
  - CXCR2 antagonist for COPD with Schering-Plough
- **Portfolio of programs for immunological diseases**
  - JAK3, CCR-1 for transplant rejection, RA, MS
- **Strategic partnerships with Pharma and Biotech**
  - Joined forces with GlaxoSmithKline and Cephalon
  - Received $20 million of funding with $10 million pending

Discovering excellence, driving clinical successTM